Prospectus supplement dated March 31, 2014
to the following prospectus(es):
The BB&T Future Annuity prospectus dated May 1, 2013
NLAIC Market Street VIP/2 prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of Nationwide Variable Insurance Trust ("NVIT") approved a proposal to convert shares of NVIT funds that assess a redemption fee ("Redemption Fee Funds") into corresponding shares of NVIT funds that do not assess a redemption fee ("Non-redemption Fee Funds"). The conversion is expected to occur after the close of business on April 25, 2014.
To implement this conversion, after the close of business on April 25, 2014, all assets allocated to Sub-Accounts of Redemption Fee Funds will be redeemed and the proceeds will be applied to corresponding Sub-Accounts of Non-redemption Fee Funds. As of April 26, 2014, Sub-Accounts of Redemption Fee Funds will no longer exist and all references in your prospectus to the Redemption Fee Funds will be replaced with Non-redemption Fee Funds.
The specific Sub-Accounts impacted by this conversion are noted below:
Redemption Fee Fund	Non-redemption Fee Fund
NVIT - Federated NVIT High Income Bond Fund: Class III	NVIT - Federated NVIT High Income Bond Fund: Class I*
NVIT - NVIT Multi-Manager International Value Fund: Class III	NVIT - NVIT Multi-Manager International Value Fund: Class I*
*This Non-redemption Fee Fund will be an available investment option for all Contract Owners (subject to any limitations described elsewhere in the prospectus).
PROS-0263